SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


                 Date of Report:    October 25, 1995
                  (Date of earliest event reported)




                     THE MANITOWOC COMPANY, INC.
        (Exact name of registrant as specified in its charter)




    Wisconsin            1-11978          39-0448110
-----------------    --------------    -----------------
 (State or other       (Commission       (IRS Employer
 jurisdiction of      File Number)      Identification
 incorporation)                             Number)





700 East Magnolia Avenue, Suite B, Manitowoc, WI       54220
------------------------------------------------------------------
(Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code (414-684-4410)



Item 5.   Other Events.
----------------------------------

On October 25, 1995, The Manitowoc Company, Inc. (the ``Company'') issued a press release announcing that on October 24, 1995 it entered into a definitive agreement to acquire 100% ownership of The Shannon Group, Inc. (``Shannon''), a privately held manufacturer of commercial refrigerators, freezers, and related products. Shannon is majority owned by affiliates of Trivest, Inc., a private investment firm.

The roughly $126-million purchase will be financed through pre-arranged, favorable-rate bank debt. The agreement calls for an earnout payment, after closing, of up to $7 million, based on Shannon's 1995 earnings. The transaction, which has been approved by the Board of Directors of the Company, is subject to certain conditions. The closing is expected to be completed by early to mid-December 1995.

Shannon is headquartered in Brentwood, Tennessee, near Nashville. It has nine manufacturing facilities, located in Tennessee, Wisconsin and Iowa and about 1,200 employees. Its customers include many of the major quick-service and family restaurant chains and grocery chains in the nation.

The press release is incorporated herein by reference to Exhibit 20 of this report. In addition, the Stock Purchase Agreement, dated as of October 24, 1995, for the acquisition of The Shannon Group, Inc. by The Manitowoc Company, Inc. is incorporated herein by reference to
Exhibit 2 of this report. The reader is referred to both Exhibits for more information on the transaction.

Item 7.   Financial Statements and Exhibits
-------------------------------------------

          (c)  Exhibits.

               See the Exhibit Index following the Signature page of this Report, which is incorporated herein by reference.


                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DATE:     October 31, 1995    THE MANITOWOC COMPANY, INC.
                                  (Registrant)


                              By:    /s/  Robert R. Friedl
                                 Robert R. Friedl,
                                 Vice President and
                                 Chief Financial Officer







                     THE MANITOWOC COMPANY, INC.

                            EXHIBIT INDEX

                                  TO

                       FORM 8-K CURRENT REPORT

                        Dated October 25, 1995


 Exhibit                                         Filed
   No.               Description                Herewith
----------        ----------------           -------------

     2 *       Stock Purchase Agreement,           X
               dated as of October 24, 1995,
               for the acquisition of The
               Shannon Group, Inc. by The
               Manitowoc Company, Inc.

    20         Press Release dated                 X
               October 25, 1995 regarding
               entering into a definitive
               agreement to acquire The
               Shannon Group, Inc.



* Pursuant to Item 601(b) (2) of Regulation S-K, the Registrant agrees to furnish to the Securities and Exchange Commission upon request a copy of any unfiled exhibits or schedules to the Stock
Purchase Agreement.